                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |

Check the appropriate box:

| |  Preliminary Proxy Statement
| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
| |  Definitive Additional Materials
| |  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            SUPERIOR GALLERIES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required
| |  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

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     2. Aggregate number of securities to which transaction applies:

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     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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| | Fees paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1. Amount Previously Paid:
                               -------------------------------------------------
    2. Form, Schedule or Registration Statement No.:
                                                     ---------------------------
    3. Filing Party:
                     -----------------------------------------------------------
    4. Date Filed:
                   -------------------------------------------------------------

                            SUPERIOR GALLERIES, INC.
                           9478 WEST OLYMPIC BOULEVARD
                             BEVERLY HILLS, CA 90212

                                November 8, 2004

To Our Stockholders:

         You are cordially invited to attend the 2004 annual meeting of stockholders of Superior Galleries, Inc. that will be held at 8:00 a.m. local time on November 30, 2004 at our Beverly Hills, California offices located at 9478 West Olympic Boulevard, Beverly Hills, California 90212. All holders of our outstanding common stock, Series B Preferred Stock and Series D Preferred Stock as of the close of business on November 7, 2004 are entitled to vote at the 2004 annual meeting.

         Enclosed is a copy of the notice of annual meeting of stockholders, a proxy statement and a proxy card. A current report on our business operations will be presented at the meeting, and stockholders will have an opportunity to ask questions.

         We hope you will be able to attend the 2004 annual meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the 2004 annual meeting.

                               Sincerely,

                               /S/ Silvano DiGenova

                               Silvano DiGenova
                               Chairman of the Board and Chief Executive Officer

                            SUPERIOR GALLERIES, INC.
                           9478 WEST OLYMPIC BOULEVARD
                             BEVERLY HILLS, CA 90212

                  NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 30, 2004

                           __________________________

         NOTICE IS HEREBY GIVEN that the 2004 annual meeting of stockholders of Superior Galleries, Inc., a Delaware corporation, will be held at 8:00 a.m. local time on November 30, 2004 at our Beverly Hills, California offices located at 9478 West Olympic Boulevard, Beverly Hills, California 90212, for the following purposes:

         1.       To elect five directors to the board of directors;

         2. To ratify the selection of Singer Lewak Greenbaum & Goldstein LLP as our independent certified public accountants to audit our financial statements for the year ending June 30, 2005;

         3. To approve a form of indemnification agreement set forth in the attached Proxy Statement for our officers and directors; and

         4. To transact such other business as may properly come before the 2004 annual meeting or any adjournment or adjournments thereof.

         The board of directors has fixed the close of business on November 7, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the 2004 annual meeting and all adjourned meetings thereof.

                               By Order of the Board of Directors

                               /S/ Silvano DiGenova

                               Silvano DiGenova
                               Chairman of the Board and Chief Executive Officer

Dated:  November 8, 2004

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                            SUPERIOR GALLERIES, INC.
                           9478 WEST OLYMPIC BOULEVARD
                             BEVERLY HILLS, CA 90212

                                 PROXY STATEMENT
                              _____________________

                       2004 ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 30, 2004
                              _____________________

                 THESE PROXY MATERIALS ARE FIRST BEING MAILED TO
                    STOCKHOLDERS ON OR ABOUT NOVEMBER 8, 2004
                              _____________________

                                VOTING AND PROXY

         This proxy statement is being furnished in connection with the solicitation of proxies by our board of directors for use at the 2004 annual meeting of stockholders to be held at 8:00 a.m. local time on November 30, 2004 at our Beverly Hills, California offices located at 9478 West Olympic Boulevard, Beverly Hills, CA 90212, and at any adjournments of the 2004 annual meeting. When a proxy is properly executed and returned, the shares it represents will be voted according to directions noted on the proxy. If no specification is indicated, the shares will be voted "for" each of the proposals listed on the proxy. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by providing written notice to our corporate Secretary, by issuance of a subsequent proxy, or by voting in person at the 2004 annual meeting.

         At the close of business on November 7, 2004, the record date for determining stockholders entitled to notice of and to vote at the 2004 annual meeting, we had issued and outstanding 4,509,942 shares of common stock, 3,400,000 shares of Series B Preferred Stock, and 2,000,000 shares of Series D Preferred Stock. We also had 125,000 shares of Series A Preferred Stock outstanding at such date, but such shares are nonvoting. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the 2004 annual meeting or at any adjournments of the meeting.

         Each share of common stock entitles the holder of record to one vote on any matter coming before the 2004 annual meeting. Each holder of Series B Preferred stock is entitled to 0.5 votes for each share held by him or her, and each holder of Series D Preferred Stock is entitled to 0.833 votes for each share held by him or her. In voting for directors, the candidates receiving the highest number of votes of the shares entitled to vote for them, up to the number of directors to be elected, shall be elected. Votes against a candidate and votes withheld will have no legal effect in the election of directors.

         The person or persons holding the proxies solicited by our board of directors will exercise their voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the nominees of the board of directors as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked "withhold from all nominees." Such an instruction will deny the proxy holders the authority to vote for any or all of the nominees of the board of directors at the 2004 annual meeting.

         A stockholder may choose to withhold from the proxy holders the authority to vote for any of the individual candidates nominated by our board of directors by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event, the proxy holders will not cast any of the stockholder's votes for candidates whose names have been crossed out. However, the proxy holders will retain the authority to vote for the candidates nominated by the board of directors whose names have not been struck out and for any candidates who may be properly nominated at the 2004 annual meeting. If a stockholder wishes to specify the manner in which his or her votes are allocated, he or she must appear and vote in person at the 2004 annual meeting. Ballots will be available at the 2004 annual meeting for stockholders who desire to vote in person.

         A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of stockholders. Votes cast at the meeting will be tabulated by the person or persons appointed by us to act as inspectors of election for the meeting. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, which means that the five candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected. So long as a quorum is present, a failure to vote in the election of directors or a vote "against" a nominee will have no effect.

         Under Delaware law, in order to ratify the form of indemnification agreement for directors and officers and the selection of Singer Lewak Greenbaum & Goldstein LLP as our independent auditors, a majority of those voting must cast their votes in favor of ratification. You may cast your votes in favor of, or against, this proposal or abstain from voting on the proposal. Only votes cast "for" a matter constitute affirmative votes. Thus, a failure to vote on these proposals or an abstention will not be treated as a vote cast "for" the proposals and will have the same effect as a vote "against" the proposals.

         "Broker non-votes" are not counted either "for" or "against" any proposals, but will be treated the same as abstentions. Thus, if the number of "broker non-votes" results in the votes "for" a proposal not equaling at least a majority of the outstanding voting shares (other than in the election of directors), the proposal will not be approved. This will be the case even though the number of votes "for" these proposals exceeds the number of votes "against" the proposal.

         We will pay the expenses of soliciting proxies for the 2004 annual meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail or by telephone, or by our directors, officers and regular employees who will not be additionally compensated. We have no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but we reserve the option to do so if it appears that a quorum otherwise might not be obtained. The matters to be considered and acted upon at the 2004 annual meeting are referred to in the preceding notice and are discussed below more fully. Executed proxies may be delivered by facsimile transmission (fax) to our transfer agent, Stalt, Inc., at
(775) 831-3337.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         Our bylaws provide that there are five seats on our Board of Directors. Directors are elected annually and hold office until the next annual meeting of stockholders, until their respective successors are elected and qualified or until their earlier death, resignation or removal. It is intended that the proxies solicited by our board of directors will be voted "for" election of the following five nominees unless a contrary instruction is made on the proxy:
Silvano DiGenova, Paul Biberkraut, Lee Ittner, David Rector and James M. Gollihugh.

         If for any reason one or more of the nominees is unavailable as a candidate for director, an event that is not anticipated, the person named in the proxy will vote for another candidate or candidates nominated by our board of directors. However, under no circumstances may a proxy be voted in favor of a greater number of persons than the number of nominees named above.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTORS NOMINATED IN THIS PROPOSAL NO. 1.

         The current directors and executive officers of Superior Galleries, Inc. and their ages, positions, business experience and education are as follows:

             Name               Age                     Position
             ----               ---                     --------

Silvano DiGenova.............    42      Chairman of the Board, Chief Executive
                                            Officer, President and Director

J. Michael Wolfe.............    46      Chief Operating Officer and Executive
                                            Vice President
Paul Biberkraut..............    43      Chief Financial Officer, Executive Vice
                                            President, Secretary and Director
Lee Ittner(1,2)..............    42      Director
David Rector(1,2)............    57      Director
James M. Gollihugh(1,2)......    57      Director

         (1) Member of audit committee.
         (2) Member of compensation committee.

         All directors hold office until the next annual meeting of stockholders and until their respective successors are elected or until their earlier death, resignation or removal. Each of our officers serves at the discretion of the board of directors. There are no family relationships between or among any of our directors, director nominees or executive officers.

DIRECTORS AND DIRECTOR NOMINEES

         SILVANO DIGENOVA is our chairman of the board, chief executive officer and a director. Mr. DiGenova has also served as our acting chief financial officer from September 2002 through December 2002. Mr. DiGenova founded Tangible Investments of America, which would later become our company, in 1977. Mr. DiGenova is a recognized leader in the numismatic and fine arts field. In 1986, Mr. DiGenova helped form the Professional Coin Grading Service, the first widely accepted uniform grading system for rare coins. Mr. DiGenova attended the Wharton School of Business at the University of Pennsylvania for four years. However, Mr. DiGenova left Wharton in his fourth year to develop Tangible Investments of America, and did not obtain a degree from Wharton.

         J. MICHAEL WOLFE is our chief operating officer and executive vice president. Mr. Wolfe has served in this role since July 2004. Mr. Wolfe has over twenty years of experience in management roles in sales and marketing, operations and executive management. Prior to joining our company, Mr. Wolfe was a principal in a privately-held direct marketing start-up company from April 2002 to June 2004. Mr. Wolfe was the president and chief operating officer from 1992 to 2000 and chief executive officer from 2000 to 2002 of Concepts Direct, Inc., a publicly traded company specializing in catalog and internet retailing.

         PAUL BIBERKRAUT is our executive vice president, chief financial officer, secretary and a director. Mr. Biberkraut has served in this role since December 2002 and previously was our Company's Vice President of Finance and chief financial officer from October 1999 to December 2000. Mr. Biberkraut has over fifteen years of experience in management roles with varying levels of responsibilities for finance, accounting, information technology, operations and human resources. Prior to returning to our company Mr. Biberkraut was a senior finance manager for information technology at PacifiCare Health Systems, Inc. from December 2000 to November 2002 and was the corporate controller of Quality Systems, Inc. from November 1997 to June 1999. Mr. Biberkraut also served as the chairman of the audit committee for an Orange County, California based credit union from 1997 to 1999 and had served as a board member, treasurer and president of an Orange County, California based not-for-profit social service agency from 1989 to 1998.

         LEE ITTNER is one of our directors. He has served in this role since May 2003. Mr. Ittner is currently the Vice President for Latin America for Kyocera Wireless Corp., a position he has held since 2002. Prior to that time, Mr. Ittner was Senior Vice President of the Americas Region for Cellstar Corporation. Mr. Ittner has over fifteen years of experience in both domestic and international operational management, sales and marketing, customer relations and strategic planning in the communications industry.

         DAVID RECTOR is one of our directors and the chairman of our compensation committee. Mr. Rector has served in this role since May 2003. Mr. Rector is currently the chief executive officer, president and director of Nanoscience Technologies, Inc., a publicly traded company, a position he has held since May 2004. From 1992 to 2004, Mr. Rector had been a principal management consultant with The David Stephen Group, where he provided executive management services for several companies, overseeing operations and strategic planning. Mr. Rector has over twenty years of experience as a senior executive focusing on general management with Fortune 100 and developmental companies.

         JAMES M. GOLLIHUGH is one of our directors and the chairman of our audit committee. Mr. Gollihugh has served in these roles since October 2004. Mr. Gollihugh is currently the chief executive officer of Management Resource Center, Inc., a privately held merchant bank and mergers and acquisition advisory firm, a position that he has held since 1976. Mr. Gollihugh is a director and/or a shareholder of several real estate holding companies, a commercial bank and other financial companies. Mr. Gollihugh is Certified Public Accountant and is a past chairman of the Institute of Merger and Acquisition Professionals. Mr. Gollihugh has 30 years of financial and business experience ranging from the structuring and negotiating private equity transactions to controller responsibilities at two Fortune 500 Corporations.

BOARD NOMINATIONS, COMMITTEES AND MEETINGS

         Our board of directors has an audit committee and a compensation committee but does not have a nominating committee. In the absence of a nominating committee, the entire board of directors satisfies the duties of that committee. Selection of nominees for our board of directors is made by the entire board of directors, and each member of the board participates in the consideration of nominees. The board believes a separate committee is not necessary for this purpose because: (i) due to the relatively small size of the board, it can function efficiently without forming a committee composed of fewer members; (ii) a majority of the members of the board are independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards, and (iii) those members of the board that are not independent have a unique familiarity with and understanding of the industry within which the company operates, enabling them to provide important perspective on the necessary qualifications of a board member.

         The board utilizes a variety of methods for identifying and evaluating nominees for director, including candidates that may be referred by stockholders. Stockholders that desire to recommend candidates for the board for evaluation may do so by contacting the company in writing, identifying the potential candidate and providing background information. See "Stockholder Communications with Directors" in this Proxy Statement. Candidates may also come to the attention of the board through current board members, professional search firms and other persons. In evaluating potential candidates, the board will take into account a number of factors, including, among others, the following:

         o    Independence from management;

         o    Whether the candidate has relevant business experience;

         o    Judgment, skill, integrity and reputation;

         o    Existing commitments to other businesses;

         o    Corporate governance background;

         o Financial and accounting background, to enable the board to determine whether the candidate would be suitable for Audit Committee membership; and

         o    The size and composition of the board.

         The audit committee is composed of three non-employee directors. From June 2003 through August 2004, the audit committee was composed of Messrs. Ittner and Rector and the late Mr. Cohen, with Mr. Cohen serving as the committee chairman and the audit committee financial expert as defined by Item 401(e) of Regulation S-B. From August 2004 through October 2004, Mr. Rector acted as chairman of the audit committee. In October 2004 Mr. Gollihugh was appointed to the audit committee to fill the vacancy left by Mr. Cohen's passing and to assume the positions of committee chairman and audit committee financial expert as defined by Item 401(e) of Regulation S-B. The audit committee held meetings on July 17, 2003, September 12, 2003, October 23, 2003, November 17, 2003, January 26, 2004, March 1, 2004 and April 22, 2004 during our last fiscal year.

         Messrs. Ittner, Rector and Gollihugh are, and the late Mr. Cohen was, "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards.

         The audit committee operates pursuant to a charter approved by our board of directors. The committee's principal functions are to monitor our financial reporting process and internal control system, review and appraise the audit efforts of our independent auditors, and provide an avenue of communication among our independent accountants, financial and senior management and our board of directors.

         The compensation committee is composed of three disinterested, non-employee directors. From June 2003 through August 2004, the compensation committee was composed of Messrs. Ittner and Rector and the late Mr. Cohen, with Mr. Rector serving as the committee chairman. In October 2004 Mr. Gollihugh was appointed to the compensation committee to fill the vacancy left by Mr. Cohen's passing. The compensation committee's primary functions are to administer our employee stock option plans, approve grants of stock options and approve compensation for executive officers. The compensation committee held a meeting on August 28, 2003 during our last fiscal year.

         During our 2004 fiscal year, our board of directors held seven (7) meetings and took action by written consent on eight (8) occasions. During the 2004 fiscal year, Lee Ittner attended fewer than 75% of the aggregate of the total number of meetings of the board of directors held during the period for which he has been a director and the total number of meetings held by all committees of the board on which he served during the periods that he served.

BOARD AUDIT COMMITTEE REPORT

         The audit committee of our board of directors reviewed and discussed with the independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and reviewed and discussed with both management and the independent auditors our audited financial statements. Discussions with the independent auditors were both with and without management present. In addition, the audit committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and us that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. Based upon the audit committee's review and discussions with management, the audit committee recommended to our board of directors that our audited financial statements be included in our annual report on Form 10-K for fiscal year 2004, for filing with the Commission. The audit committee also recommended that we continue to use Singer Lewak Greenbaum & Goldstein LLP as our independent auditors and our board of directors concurred in that recommendation.

                                            AUDIT COMMITTEE:

                                            David Rector, Acting Chairman
                                            Lee Ittner

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These officers, directors and stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all such reports that they file.

         We have reviewed copies of such reports furnished to us during the fiscal year ended June 30, 2004 and thereafter, and written representations received by us from our directors and officers and the beneficial owners of more than 10% of our common stock (with the exception of the late Mr. Cohen) concerning their compliance with Section 16(a) of the Exchange Act. Based on this review, we believe that during the 2004 fiscal year, the only failure by any such person to timely file a report under Section 16(a) of the Exchange Act was a late filing of a Form 4 Statement of Changes in Beneficial Ownership of Securities by Paul Biberkraut, our Chief Financial Officer, Executive Vice President and Director. This filing has now been made.

                        APPROVAL OF INDEPENDENT AUDITORS
                                  (PROPOSAL 2)

         Our board of directors has selected the independent certified public accounting firm of Singer Lewak Greenbaum & Goldstein LLP to audit and comment on our financial statements for the year ending June 30, 2005, and to conduct whatever audit functions are deemed necessary. Singer Lewak Greenbaum & Goldstein LLP audited our financial statements for the fiscal year ended June 30, 2004. The independent certified public accounting firm of Haskell & White LLP audited and commented on our financial statements for the previous fiscal year, which ended June 30, 2003.

         The appointment of Singer Lewak Greenbaum & Goldstein LLP is being submitted to shareholders for ratification. A representative of Singer Lewak Greenbaum & Goldstein LLP is expected to attend the annual meeting, respond to appropriate questions and if the representative desires, which is not now anticipated, make a statement.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL. PROXIES, UNLESS INDICATED TO THE CONTRARY, WILL BE VOTED "FOR" THIS PROPOSAL.

FORMER ACCOUNTANTS

         On November 18, 2003, we notified Haskell & White LLP, the independent certified public accounting firm that was engaged at that time to audit our financial statements, that we intended to engage new certifying accountants, in effect terminating our relationship with Haskell & White LLP.

         The audit report of Haskell & White LLP on our consolidated financial statements as of and for the year ended June 30, 2003 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that Haskell & White LLP's report dated September 5, 2003 on our consolidated financial statements as of and for the year ended June 30, 2003 contained a separate paragraph stating as follows:

         "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 15 to the consolidated financial statements, the Company has suffered recurring losses from operations, negative cash flows from operations, is in default on a significant debt obligation, and has limited working capital that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 15. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         Our decision to change accountants was approved by our audit committee and board of directors, and was ratified by our stockholders at the April 27, 2004 annual meeting. In connection with the audit of the year ended June 30, 2003, and during the subsequent interim period through November 18, 2003 there were no disagreements with Haskell & White LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to Haskell & White LLP's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with its opinion. In addition, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B under the Act.

         Prior to our engagement of Singer Lewak Greenbaum & Goldstein LLP, we did not consult with them regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on Superior's financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) of Regulation S-B.

         On November 18, 2003, we provided Haskell & White LLP with a copy of the disclosures we proposed to make in a Current Report on Form 8-K, as required under the federal securities laws. We requested that Haskell & White LLP furnish us with a letter addressed to the Securities and Exchange Commission stating whether that firm agreed with the statements made by us, and, if not, stating the respects in which it did not agree. We filed a copy of Haskell & White LLP's letter as an exhibit to our Current Report on Form 8-K reporting the change in our auditors.

FEES PAID TO AUDITORS

         The following table shows the fees paid or accrued by Superior Galleries for the audit and other services provided by Singer Lewak Greenbaum & Goldstein LLP ("SLGG") and Haskell & White LLP ("H&W") for the fiscal years shown.

                                         2004                  2003
                                         ----                  ----
                                   SLGG         H&W        SLGG        H&W
                                   ----         ---        ----        ---
         Audit Fees              $59,953      $37,211       --       $81,295
         Audit-Related Fees       $9,762         --         --          --
         Tax Fees                   --         $1,000       --       $23,100

         All Other Fees             --           --         --          --
                                 --------     --------    -------   ---------
         Total                   $69,715      $38,211       --      $104,395

         The Audit-Related Fees shown above all related to the performance of agreed upon procedures required to be performed in connection with our line of credit from Stanford Financial Group Company, and the Tax Fees shown above all related to the preparation of our corporate tax returns.

         Our Audit Committee approved the Audit Fees for fiscal 2004, but none of the other fees for 2004. The Audit Committee did not approve any of the above fees for 2003, as the committee was not created until after the end of that year. Our Audit Committee policies require it to approve the fees and scope of work for all annual audits and quarterly financial statement review.

                    RATIFICATION OF INDEMNIFICATION AGREEMENT
                                  (PROPOSAL 3)

GENERAL

         The board of directors has directed the submission to a vote of the stockholders of a proposal to approve and ratify the form of indemnification agreement which may be made between the company and its directors, officers and key employees, as may be determined from time to time by the board, in substantially the form attached hereto as Appendix 1. The company intends to enter into indemnification agreements with each of its directors and officers (the "Indemnified Parties"). The indemnification agreements indemnify the Indemnified Parties against certain liabilities arising out of their service in such capacities.

         The proposal would also authorize the company, subject to the approval of its board of directors, to enter into indemnification agreements providing rights similar to those set forth in the indemnification agreements to any future director or officer.

         We currently have indemnification agreements with our directors and officers. We adopted those agreements as a response to the increasing hazard, and related expense, of unfounded litigation directed against directors and officers, the difficulty of obtaining broad directors' and officers' liability insurance and significant limitations in amounts and breadth of coverage, dramatic increases in premiums for that coverage, and our potential inability to continue to attract and retain qualified directors and executive officers in light of these circumstances.

         We are proposing the approval of the indemnification agreement to replace the existing agreements as a result of our reincorporation in Delaware in 2003, in order to conform the agreements to the provisions of Delaware law. Although stockholder approval of the indemnification agreement is not required by law, we consider it appropriate to submit the indemnification agreement to our stockholders for approval because the members of the board are parties to, and the beneficiaries of, the rights contained in the indemnification agreement.

         The board believes the indemnification agreement serves the best interests of the company and its stockholders by strengthening our ability to attract and retain the services of knowledgeable and experienced persons as directors and officers who, through their efforts and expertise, can make a significant contribution to our success. The indemnification agreement is intended to complement the indemnity protection available under applicable law, our certificate of incorporation and bylaws and any policies of insurance which may hereafter be maintained by us.

DELAWARE LAW

         Under the Delaware General Corporation Law ("DGCL"), a Delaware corporation is obligated to indemnify officers and directors in connection with liabilities arising from legal proceedings resulting from that person's service to the corporation in certain circumstances. A Delaware corporation may also voluntarily undertake to indemnify certain persons acting on its behalf in certain circumstances.

         o The DGCL states that Delaware corporations shall indemnify any present or former director or officer against reasonable expenses (including attorney's fees) incurred in connection with any proceeding to which such person was a party if that person is successful on the merits or otherwise in the defense of such action.
         o The DGCL authorizes corporations to indemnify any director or officer against liability incurred in a proceeding to which he or she was a party if his or her conduct was in good faith and he or she reasonably believed that his or her conduct was in or not opposed to the corporation's best interests, and in the case of any criminal proceeding, the director had no reasonable cause to believe his or her conduct was unlawful. This voluntary indemnification must be approved by a majority of uninterested directors, by a committee of such directors designated by majority vote of uninterested directors, by independent legal counsel in a written opinion if the uninterested directors so direct, or by the stockholders.
         o The DGCL authorizes the Court of Chancery to summarily determine a corporation's obligation to advance expenses (including attorney's fees).
         o The DGCL also authorizes corporations to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding if the corporation receives an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation.

SUMMARY OF INDEMNIFICATION AGREEMENT

         Under the indemnification agreement, the company agrees to indemnify the Indemnified Parties to the fullest extent permitted by law against all expenses incurred by reason of such Indemnified Party becoming, or being threatened to be made, a party to, a witness, or other participant in any action, suit or proceeding, whether civil, criminal administrative, investigative or other. Such expenses will be advanced by the company upon written request by an Indemnified Party. The company has no obligation to provide such indemnification if the party selected by the board of directors (or independent legal counsel, if applicable) to review the Indemnified Party's request for indemnification (the "Reviewing Party") determines that the Indemnified Party would not be permitted to be indemnified under applicable law. Additionally, if the company has advanced expenses to the Indemnified Party and the Reviewing Party subsequently determines the Indemnified Party is not permitted to be indemnified under applicable law, the advanced expenses must be reimbursed by the Indemnified Party to the company, which reimbursement obligation shall be unsecured and without interest.

         If there is a change in control of the company (other than a change in control approved by a majority of the board of directors who were directors immediately prior to the change in control), then the Indemnified Party may choose independent legal counsel, subject to the company's approval, to act as the Reviewing Party with respect to all matters concerning the rights of the Indemnified Party to indemnification under the indemnification agreement. The company agrees to pay the reasonable fees of such independent counsel in connection with his or her engagement pursuant to the indemnification agreement.

         If an Indemnified Party is successful on the merits of an action the company is required to indemnify such Indemnified Party against all expenses incurred in connection with such action. An Indemnified Party must notify the company in writing, as soon as practicable, of any claim made against him or her for which indemnification will or could be sought.

         The termination of any claim by judgment, order, settlement, conviction, or plea of NOLO CONTENDERE, or its equivalent, shall not create a presumption that an Indemnified Party did not meet a particular standard or conduct or that a court has determined that indemnification is not permitted by applicable law. Additionally, if the company is obligated to pay the expenses of any claim, the company may assume the defense of such claim with counsel approved by such Indemnified Party upon the delivery to such Indemnified Party of written notice of the company's election to do so.

         The company is not obligated to make any payment in connection with any claim against an Indemnified Party to the extent such Indemnified Party has otherwise actually received payment (under any insurance policy or otherwise) of the amounts indemnifiable under the indemnification agreement.

         The company shall not be obligated under the indemnification agreement:
(i) to indemnify an Indemnified Party for acts, omissions or transactions from which such Indemnified Party may not be relieved of liability under applicable law; (ii) to indemnify or advance expenses to an Indemnified Party with respect to claims initiated or brought voluntarily by such Indemnified Party and not by way of defense, except under certain circumstances; (iii) to indemnify an Indemnified Party for any expenses incurred by such Indemnified Party with respect to any proceeding instituted by the Indemnified Party to enforce or interpret the indemnification agreement, if a court of competent jurisdiction determines that each of the material assertions made by such Indemnified Party in such proceeding was not made in good faith or was frivolous; and (iv) to indemnify an Indemnified Party for expenses and the payment of profits arising from the purchase and sale by such Indemnified Party of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute. The indemnification agreement is governed by Delaware law.

INDEMNIFICATION FOR LIABILITIES UNDER THE SECURITIES ACT OF 1933

         The Securities and Exchange Commission has expressed its opinion that indemnification of directors, officers and controlling persons of the Company against liabilities arising under the Securities Act of 1993, as amended (the "Act"), is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the company of expenses incurred or paid by a director or officer of the company in the successful defense of the action, suit or proceeding) is asserted by the director or officer in connection with securities which may have been registered, the company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The board of directors believes that the indemnification agreement serves the best interests of the company and our stockholders by strengthening our ability to attract and retain the services of knowledgeable and experienced persons as directors and officers who, through their efforts and expertise, can make a significant contribution to our success.

         THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL. PROXIES, UNLESS INDICATED TO THE CONTRARY, WILL BE VOTED "FOR" THIS PROPOSAL.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of October 18, 2004 certain information with respect to the beneficial ownership of our stock by (i) each of our executive officers named in the summary compensation table below, (ii) each of our directors, (iii) each person known to us to be the beneficial owner of more than 5% of each class of our outstanding voting securities, and (iv) all of our directors and executive officers as a group.

                                                                            Amount and Nature of      Percentage of
           Name and Address                                                Beneficial Ownership of        Class
         of Beneficial Owner(1)                  Title of Class                Common Stock(2)        Outstanding(2)
 ---------------------------------------     ------------------------      -----------------------    --------------
 Silvano DiGenova                            Common(3)                            2,038,434               42.10%
                                             Series B Preferred Stock               400,000               11.76%
 Stanford Venture Capital Holdings, Inc.     Common (4)                           4,566,667               59.49%
 6075 Poplar Avenue                          Series B Preferred Stock             3,000,000               88.24%
 Memphis, TN 38119                           Series D Preferred Stock             2,000,000              100.00%
 All Executive Officers and                  Common(3,5)                          2,074,684               42.53%
    Directors as a Group (5 persons)         Series B Preferred Stock               400,000               11.76%

___________________

(1) Except as set forth above, the address of each individual is 9478 West Olympic Boulevard, Beverly Hills, California 90212.
(2) Based upon information furnished to us by the directors and executive officers or obtained from our stock transfer books showing 4,509,942 shares of common stock outstanding as of October 18, 2004. We are informed that these persons hold the sole voting and dispositive power with respect to the common stock except as noted herein. For purposes of computing "beneficial ownership" and the percentage of outstanding common stock held by each person or group of persons named above as of October 18, 2004, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing beneficial ownership and the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(3) Includes 132,500 shares of common stock issuable upon the exercise of options and warrants, 200,000 shares of common stock issuable upon the conversion of Series B Preferred Stock, all of which were exercisable, convertible or exercisable or convertible within 60 days of the date of this table, and 1,000 shares held by Mr. DiGenova's children, over which Mr. DiGenova exercises voting control.
(4) Includes 1,500,000 shares of common stock issuable upon the conversion of Series B Preferred Stock and 1,666,667 shares of common stock issuable upon the conversion of Series D Preferred Stock, both of which are currently convertible within the next 60 days. Includes an aggregate of 650,000 shares of common stock owned by four of Stanford's employees, Daniel Bogar, William Fusselmann, Osvaldo Pi and Ronald Stein, in equal amounts.
(5) Includes 16,250 shares of common stock issuable upon the exercise of options held by Paul Biberkraut and 10,000 shares each of common stock issuable upon the exercise of options held by Lee Ittner and David Rector, all of which were exercisable within 60 days of the date of this table.

                             EXECUTIVE COMPENSATION

         The summary compensation table below shows certain compensation information for services rendered in all capacities to us by our chief executive officer and by each other executive officer whose total annual salary and bonus exceeded $100,000 during the fiscal year ended June 30, 2004. Compensation information for such individuals is provided for the fiscal year ended June 30, 2004, the fiscal year ended June 30, 2003 and the fiscal year ended June 30, 2002, to the extent applicable. Other than as set forth below, no executive officer's total annual salary and bonus exceeded $100,000 during our last fiscal year.

                                             SUMMARY COMPENSATION TABLE

                                        Annual Compensation                            Awards           Payouts
                                 -----------------------------------                -----------   ----------------------
                                                                                    Securities
                                                           Other       Restricted   Underlying
                                                           Annual        Stock       Options/      LTIP      All Other
        Name and                  Salary      Bonus     Compensation     Awards        SARs       Payouts   Compensation
   Principal Position    Year       ($)        ($)           ($)          ($)           (#)         ($)         ($)
   ------------------    ----    ---------   --------   ------------   ----------   -----------   -------   ------------
 Silvano DiGenova,       2004    $375,000    $37,500         -0-          -0-          10,000       -0-         -0-
   Chairman of the       2003     350,000        -0-         -0-          -0-             -0-       -0-         -0-
   Board, and Chief      2002     308,333        -0-         -0-          -0-           2,500       -0-         -0-
   Executive Officer
 Paul Biberkraut,        2004    $127,500    $30,000         -0-          -0-          60,000       -0-         -0-
   Chief Financial       2003      61,585        -0-         -0-          -0-             -0-       -0-         -0-
   Officer, Executive
   Vice President and
   Secretary

STOCK OPTIONS GRANTED TO EXECUTIVE OFFICERS DURING FISCAL 2004

         The following table summarizes options to purchase shares of our common stock that we granted during the fiscal year ended June 30, 2004 to each of the executive officers identified in the summary compensation table above. We have never granted any stock appreciation rights.

                      Number of       Percent of
                     Securities     Total Options
                     Underlying       Granted to      Exercise
                       Options       Employees in     Price(s)     Expiration
Name                 Granted (#)   Fiscal Year (%)    ($/Share)     Date(s)
- ----                 -----------   ---------------    ---------     -------

Silvano DiGenova      10,000           4.55%            $0.33       May 2009
Paul Biberkraut       10,000           4.55%            $0.30       May 2009
Paul Biberkraut       25,000           11.36%           $0.30     December 2012
Paul Biberkraut       25,000           11.36%           $1.01      April 2013

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

         The following table summarizes exercises of stock options during the fiscal year ended June 30, 2004 by each of the executive officers named in the summary compensation table above and the year-end value of unexercised options for these executive officers.

                                                         Number of
                                                   Unexercised Securities       Value of Unexercised
                        Shares         Value         Underlying Options         In-the-Money Options
                       Acquired       Realized         at Fiscal Year End           at Fiscal Year End
       Name           on Exercise       ($)      Exercisable/Unexercisable    Exercisable/Unexercisable
       ----           -----------       ---      -------------------------    -------------------------

 Silvano DiGenova          0            N/A               37,500/0                    $17,950/0
 Paul Biberkraut           0            N/A            16,250/43,750               $26,000/$52,250

LONG-TERM INCENTIVE PLAN AWARDS

         In fiscal 2004, no awards were given to the executive officers named in the summary compensation table under long-term incentive plans.

DIRECTORS' COMPENSATION

         Each of our non-employee directors currently receive cash compensation in the amount of $5,000 per year for service on our board of directors and all directors are reimbursed for certain expenses in connection with attendance at board meetings. At the discretion of our board of directors, directors may be granted stock options. During the fiscal year ended June 30, 2004, our five directors were each granted options to purchase 10,000 shares of our common stock at an exercise price of $0.30 per share. These options fully vested on May 31, 2004 and are exercisable for a period of five years after vesting or for three months, if vested, following the termination or resignation of the director from the board.

REPRICING OF OPTIONS

         No adjustments to, or repricing of, stock options previously awarded to the executive officers named in the summary compensation table above occurred in fiscal 2004.

EMPLOYMENT AGREEMENTS

         On June 15, 2001, we entered into an employment agreement with Silvano DiGenova under which we agreed to pay an annual salary of $375,000 and bonus arrangements based on a sliding scale of 5% to 50% of base salary based on a corresponding fiscal year consolidated pre-tax income (as defined) of our company from $250,000 to $4,000,000, a bonus of 25% of base salary payable in our common stock if market capitalization of our common stock exceeds $50,000,000 for a specified period and a bonus of 5% of the base salary payable in our common stock if average market capitalization increases by 20% over the average market capitalization of the prior fiscal year subject to certain limitations. This agreement terminates December 31, 2004.

         On December 27, 2002 we entered into an employment agreement with our Chief Financial Officer, Paul Biberkraut, under which we agreed to pay an annual salary of $120,000 and bonus arrangements of up to 50% of base salary based on personal and Company performance. Effective April 1, 2004, Mr. Biberkraut's agreement was modified to increase his annual base salary to $150,000 and reduce the maximum bonus as a percentage of base salary to 30%.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On July 24, 2003, we issued 1,845,100 common shares pursuant to the exercise of outstanding warrants to purchase our common stock with an exercise price of $0.001 per common share, to the following related parties and affiliates:

         Silvano DiGenova - Chief executive officer and principal stockholder  345,100 shares
         Stanford Venture Capital Holdings, Inc. - Principal stockholder       750,000 shares
         Daniel Bogar - Employee of Stanford affiliate                         187,500 shares
         William Fusselmann - Employee of Stanford affiliate                   187,500 shares
         Osvaldo Pi - Employee of Stanford affiliate                           187,500 shares
         Ronald Stein - Employee of Stanford affiliate                         187,500 shares

         The total proceeds to us from the issuance of the above referenced common stock was $1,845.

         On October 13, 2003, we executed a Commercial Loan and Security Agreement ("Commercial LOC") with Stanford Financial Group Company, an affiliate of a principal stockholder, Stanford Venture Capital Holdings, Inc. ("Stanford"), to provide us with a $7.5 million line of credit for purposes of financing our inventory, auction advances and inventory loans to other rare coin dealers and collectors. The Commercial LOC bears interest at the prime-lending rate (4.00% at June 30, 2004) and is secured by substantially all of our assets.

         On October 23, 2003, our board of directors approved the sale of our remaining fine art inventory to Silvano DiGenova, our chief executive officer and a principal stockholder ("CEO"), who is also an independent dealer of fine art, for $350,000. We solicited bids from third parties and the bid from the CEO was the highest. We realized a gross profit of $15,860 on sale of the art inventory to the CEO. The sale was paid in full by reductions in the balances owing on notes payable to the CEO.

         On May 28, 2004, our board of directors approved a short-term sub-lease of a portion of our vacant Newport Beach facility to our CEO. The lease term is from June 1, 2004 through September 30, 2004 and provides for a monthly rental payment of $4,000. The sub-lease terminates concurrently with our master lease of the Newport facility.

         On June 1, 2001, we entered into an employment agreement with Silvano DiGenova, our chief executive officer under which we agreed to pay him an annual salary of $375,000 and bonus arrangements based on a sliding scale of 5% to 50% of base salary based on a corresponding fiscal year pre-tax income (as defined) of our company from $250,000 to $4,000,000, a bonus of 25% of base salary payable in our common stock if market capitalization of our common stock exceeds $50,000,000 for a specified period and a bonus of 5% of the base salary payable in our common stock if average market capitalization increases by 20% over the average market capitalization of the prior fiscal year subject to certain limitations.

         On January 31, 2003, we entered into a consulting agreement with Stanford to provide financial and advisory services to us for a three year period commencing on April 1, 2003. The annual fee for such services is $60,000 and is payable on a quarterly basis.

         On February 14, 2003, our company issued 2,000,000 shares of newly created Series D $1.00 convertible preferred stock ("Series D stock") for a purchase price of $2,000,000 pursuant to a stock purchase and warrant agreement ("purchase agreement") with Stanford. On that date $1,500,000 of the purchase price was paid with $500,000 in cash and the conversion of $1,000,000 in bridge loans that Stanford made to the company in anticipation of the closing of the purchase agreement. The balance of the purchase price was paid on March 14, 2003. The Series D stock is convertible in common shares of the company at any time at the option of Stanford at the conversion rate of $1.20 per common share, after giving effect to the one-for-twenty reverse stock split that was effective June 30, 2003, and subject to certain anti-dilution adjustments. The Series D stockholders are entitled to vote on all matters requiring a vote of the stockholders and are entitled to the number of votes equal to the number of common shares into which the Series D Stock is convertible. The purchase agreement also provided for the reduction to $0.001 per common share of the purchase price of 1,500,000 warrants that were issued to Stanford and their designated warrant holders as part of our Series B stock sale in April 2002. The warrants were exercised on July 24, 2003.

         Concurrently with the closing of the purchase agreement, the company, Stanford and our CEO entered into a share exchange and note modification agreement ("modification agreement"). Under the modification agreement our CEO exchanged 7,000 shares of Series C Preferred Stock of the Company for 583,333 shares of our common stock . The modification agreement provided for a reduction to $0.001 per common share of the exercise price of 345,100 warrants that were previously issued to the CEO, with such reduced price to remain the same after the reverse stock split described herein. These warrants were exercised on July 24, 2003.

         With respect to the warrant repricings described above, our company recorded a dividend of $340,000 and interest expense of $29,020.

                    STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

         Superior Galleries stockholders who want to communicate with the Board or any individual director can write to: Mr. Paul Biberkraut, Corporate Secretary, Superior Galleries, Inc., 9478 West Olympic Boulevard, Beverly Hills, California 90212.

         Your letter should indicate that you are a Superior Galleries stockholder. Depending on the subject matter, management will:

         o Forward the communication to the director or directors to whom it is addressed;

         o Attempt to handle the inquiry directly, for example where it is a request for information or it is a stock-related matter; or

         o Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

         At each board meeting, a member of management presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the directors upon request.

                              AVAILABLE INFORMATION

         We are subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports and other information with the Commission relating to its business, financial statements and other matters. Reports and information statements filed pursuant to the informational requirements of the Exchange Act and other information filed with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Midwest Regional Offices at 500 West Madison Street, Chicago, Illinois 60606 and Northeast Regional Office at 7 World Trade Center, New York, New York 10048. Copies of such material can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Such material may also be obtained electronically by visiting the Commission's web site on the Internet at http://www.sec.gov. Quotations for our Common Stock are available on the OTC Bulletin Board under the symbol "SPGR.OB."

                       SUBMISSION OF STOCKHOLDER PROPOSALS

         Proposals by stockholders that are intended for inclusion in our proxy statement and proxy and to be presented at our next annual meeting must be received by us by July 9, 2005 in order to be considered for inclusion in our proxy materials. These proposals must be addressed to our Secretary and may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing stockholder proposals. If a stockholder fails to so notify us of any such proposal prior to such date, management of Superior Galleries, Inc. will be allowed to use their discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting, without any discussion of the matter in our proxy statement.

                                   APPENDIX 1

                            SUPERIOR GALLERIES, INC.
                            INDEMNIFICATION AGREEMENT

         This Indemnification Agreement ("AGREEMENT") is effective as of _______________, 20__, by and between Superior Galleries, Inc., a Delaware corporation (the "COMPANY"), and ____________________ (the "INDEMNITEE").

         WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and its related entities;

         WHEREAS, in order to induce Indemnitee to continue to provide services to the Company, the Company wishes to provide for the indemnification of, and advancement of expenses to, Indemnitee to the maximum extent permitted by law;

         WHEREAS, Indemnitee does not regard the current protection available as adequate under the present circumstances, and the Indemnitee and other directors, officers, employees, agents and fiduciaries of the Company may not be willing to continue to serve in such capacities without additional protection;

         WHEREAS, the Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for the Company's directors, officers, employees, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

         WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited; and

         WHEREAS, in view of the considerations set forth above, the Company desires that Indemnitee shall be indemnified by the Company as set forth herein.

         NOW, THEREFORE, the Company and Indemnitee hereby agree as set forth below.

         1. CERTAIN DEFINITIONS.

                  (a) "CHANGE IN CONTROL" shall mean, and shall be deemed to have occurred if, on or after the date of this Agreement, (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "ACT")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company's then outstanding Voting Securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company's assets.

                  (b) "CLAIM" shall mean any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other.

                  (c) References to the "COMPANY" shall include, in addition to Superior Galleries, Inc., any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which Superior Galleries, Inc. (or any of its wholly owned subsidiaries) is a party which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

                  (d) "EXPENSES" shall mean any and all expenses (including attorney's fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, to be a witness in or to participate in, any action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of any Claim regarding any Indemnifiable Event and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement.

                  (e) "EXPENSE ADVANCE" shall mean an advance payment of Expenses to Indemnitee pursuant to SECTION 3(a).

                  (f) "INDEMNIFIABLE EVENT" shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity.

                  (g) "INDEPENDENT LEGAL COUNSEL" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of SECTION 2(c) hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

                  (h) References to "OTHER ENTERPRISES" shall include employee benefit plans; references to "FINES" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "SERVING AT THE REQUEST OF THE COMPANY" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

                  (i) "REVIEWING PARTY" shall mean any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board of Directors who is not a party to the particular Claim for which Indemnitee is seeking indemnification, or Independent Legal Counsel.

                  (j) "VOTING SECURITIES" shall mean any securities of the Company that vote generally in the election of directors.

        2. INDEMNIFICATION.

                  (a) INDEMNIFICATION OF EXPENSES. The Company shall indemnify Indemnitee to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any Claim by reason of (or arising in part out of) any Indemnifiable Event against Expenses, including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses. Such payment of Expenses shall be made by the Company as soon as practicable but in any event no later than five (5) business days after written demand by Indemnitee therefor is presented to the Company.

                  (b) REVIEWING PARTY. Notwithstanding the foregoing, (i) the obligations of the Company under SECTION 2(a) shall be subject to the condition that the Reviewing Party shall not have determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in SECTION 2(c) hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an Expense Advance shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for any Expense Advance shall be unsecured and no interest shall be charged thereon. If there has not been a Change in Control, the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be the Independent Legal Counsel. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Absent such litigation, any determination by the Reviewing Party shall be conclusive and binding on the Company and Indemnitee.

                  (c) CHANGE IN CONTROL. The Company agrees that if there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), then with respect to all matters thereafter arising concerning the rights of Indemnitee to payments of Expenses and Expense Advances under this Agreement or any other agreement or under the Company's Certificate of Incorporation or Bylaws as now or hereafter in effect, Independent Legal Counsel, if desired by Indemnitee, shall be selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorney's fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto. Notwithstanding any other provision of this Agreement, the Company shall not be required to pay Expenses of more than one Independent Legal Counsel in connection with all matters concerning a single Indemnitee, and such Independent Legal Counsel shall be the Independent Legal Counsel for any or all other Indemnitees unless (i) the Company otherwise determines or (ii) any Indemnitee shall provide a written statement setting forth in detail a reasonable objection to such Independent Legal Counsel representing other Indemnitees.

                  (d) MANDATORY PAYMENT OF EXPENSES. Notwithstanding any other provision of this Agreement other than SECTION 10 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any Claim regarding any Indemnifiable Event, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

         3. EXPENSES; INDEMNIFICATION PROCEDURE.

                  (a) ADVANCEMENT OF EXPENSES. The Company shall advance all Expenses incurred by Indemnitee. The advances to be made hereunder shall be paid by the Company to Indemnitee as soon as practicable but in any event no later than five business days after written demand by Indemnitee therefor to the Company.

                  (b) NOTICE/COOPERATION BY INDEMNITEE. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

                  (c) NO PRESUMPTIONS; BURDEN OF PROOF. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of NOLO CONTENDERE, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by the Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

                  (d) NOTICE TO INSURERS. If, at the time of the receipt by the Company of a notice of a Claim pursuant to SECTION 3(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Claim in accordance with the terms of such policies.

                  (e) SELECTION OF COUNSEL. In the event the Company shall be obligated hereunder to pay the Expenses of any Claim, the Company, if appropriate, shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee (not to be unreasonably withheld) upon the delivery to Indemnitee of written notice of the Company's election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Claim; provided that, (i) Indemnitee shall have the right to employ Indemnitee's separate counsel in any such Claim at Indemnitee's expense and (ii) if (A) the employment of separate counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's separate counsel shall be at the expense of the Company.

         4. ADDITIONAL INDEMNIFICATION RIGHTS; NONEXCLUSIVITY.

                  (a) SCOPE. The Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or Rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or Rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or Rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in SECTION 9(a) hereof.

                  (b) NONEXCLUSIVITY. The indemnification provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any other agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity.

         5. NO DUPLICATION OF PAYMENTS. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, provision of the Company's Certificate of Incorporation, bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

         6. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

         7. MUTUAL ACKNOWLEDGMENT. Both the Company and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

         8. LIABILITY INSURANCE. To the extent the Company maintains liability insurance applicable to directors, officers, employees, agents or fiduciaries, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are provided to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, agents or fiduciaries, if Indemnitee is not an officer or director but is a key employee, agent or fiduciary.

         9. EXCEPTIONS. Notwithstanding any other provision of this Agreement, the Company shall not be obligated pursuant to the terms of this Agreement:

                  (a) EXCLUDED ACTION OR OMISSIONS. To indemnify Indemnitee for acts, omissions or transactions from which Indemnitee may not be relieved of liability under applicable law.

                  (b) CLAIMS INITIATED BY INDEMNITEE. To indemnify or advance expenses to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Certificate of Incorporation or Bylaws now or hereafter in effect relating to Claims for Indemnifiable Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under Section 145 of the Delaware General Corporation Law, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

                  (c) LACK OF GOOD FAITH. To indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous.

                  (d) CLAIMS UNDER SECTION 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

         10. PERIOD OF LIMITATIONS. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

         11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

         12. BINDING EFFECT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect, and whether by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary (as applicable) of the Company or of any other enterprise at the Company's request.

         13. ATTORNEY'S FEES. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee with respect to such action, regardless of whether Indemnitee is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action, unless as a part of such action a court of competent jurisdiction over such action determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee in defense of such action (including costs and expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action), and shall be entitled to the advancement of Expenses with respect to such action, unless as a part of such action a court having jurisdiction over such action determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

         14. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and signed for by the party addressed, on the date of such delivery, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

         15. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

         16. CHOICE OF LAW. This Agreement shall be governed by and its provisions construed and enforced in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents entered into and to be performed entirely within the State of Delaware.

         17. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

         18. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

         19. INTEGRATION AND ENTIRE AGREEMENT. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

         20. NO CONSTRUCTION AS EMPLOYMENT AGREEMENT. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries or affiliated entities.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.

                                                  SUPERIOR GALLERIES, INC.
                                                  By:
                                                      --------------------------

                                                  Title:
                                                         -----------------------

                                                  Address:
                                                  --------
                                                  9478 West Olympic Boulevard
                                                  Beverly Hills, CA  90212

                                                  INDEMNITEE:

                                                  ------------------------------
                                                  (signature)

                                                  ------------------------------
                                                  (print)

                                                  Address:
                                                  --------

                                                  ------------------------------
                                                  ------------------------------

                            SUPERIOR GALLERIES, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 30, 2004

         The undersigned stockholder of Superior Galleries, Inc. ("Company") hereby constitutes and appoints Silvano DiGenova and Paul Biberkraut, and either of them individually, with the power to appoint his substitution, as attorney, agent and proxy, to appear, attend and vote all of the shares of voting stock of any class of the Company standing in the name of the undersigned on the record date at the 2004 annual meeting of stockholders of the Company to be held at 8:00 a.m. local time, at 9478 West Olympic Boulevard, Beverly Hills, California 90212 on November 30, 2004, and at any adjournments and postponements thereof.

|X| Please mark your votes
    as in this example.

FOR all nominees         WITHHOLD AUTHORITY
listed at right          to vote
(except as marked to     for all nominees
the contrary below)      listed at right           NOMINEES:
      [ ]                     [ ]                  Silvano DiGenova
                                                   Paul Biberkraut
1. ELECTION OF DIRECTORS:                          Lee Ittner
                                                   David Rector
                                                   James M. Gollihugh

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name on the lines immediately below)

____________________________________________
____________________________________________
____________________________________________
____________________________________________

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS: Ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as our independent certified public accountants to audit the financial statements for the year ending June 30, 2005.

                 [ ] FOR           [ ] AGAINST          [ ] ABSTAIN

  3. APPROVAL OF FORM OF INDEMNIFICATION AGREEMENT: To approve the form of Indemnification Agreement as described in the Proxy Statement filed with the Securities Exchange Commission.

                 [ ] FOR           [ ] AGAINST          [ ] ABSTAIN

  4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                 [ ] FOR           [ ] AGAINST          [ ] ABSTAIN

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1 through 4.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE OR FAX BOTH PAGES TO STALT, INC. AT (775) 831-3337.

                                      Dated: _____________________________, 2004

                                      Name: ____________________________________

                                      Common Shares:____________________________

                                      Series B Preferred Shares: _______________

                                      Series D Preferred Shares: _______________

                                      __________________________________________
                                                     Signature

                                      __________________________________________
                                             Signature (if jointly held)

                                    Please sign exactly as name appears hereon.
                                    When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.